UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 28, 2006

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2801 80th Street, Kenosha, WI 53143
(Address of principal executive offices)

Registrant’s telephone number, including area code:      (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
  EXHIBIT 2.1
  EXHIBIT 2.2
  EXHIBIT 23.1
  EXHIBIT 99.1
  EXHIBIT 99.2
  EXHIBIT 99.3

This form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Snap-on Incorporated under Items 2.01, 2.03 and 9.01 on December 4, 2006. This amendment is being filed to include the financial information required under Item 9.01, and it amends and restates Item 9.01 in its entirety.

Item 9.01      Financial Statements and Exhibits

(a)	Audited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005 and the related combined statements of operations, cash flows, and shareholders’ equity and comprehensive income for the year then ended are filed as Exhibit 99.1 to this amendment. The unaudited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of September 30, 2006 and the related unaudited combined statements of operations and cash flows for the thirty-nine week periods ended September 30, 2006 and October 1, 2005 are filed as Exhibit 99.2 to this amendment. The combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005 is also presented in Exhibit 99.2.
(b)	The unaudited pro forma condensed consolidated financial statements of Snap-on Incorporated with respect to the transaction are filed as Exhibit 99.3 to this amendment.
(c)	None.
(d)	Exhibits: The following exhibits are filed herewith:

2.1 Stock and Asset Purchase Agreement, dated as of October 20, 2006, by and between Snap-on Incorporated and ProQuest Company (incorporated by reference to Exhibit 10.1 of Snap-on’s Form 8-K dated October 20, 2006 (Commission File No. 1-7724)).

2.2 Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of November 1, 2006, by and between ProQuest Company and Snap-on Incorporated (incorporated by reference to Exhibit 10.1 if Snap-on’s Form 8-K dated November 1, 2006 (Commission File No. 1-7724)).

23.1 Consent of KPMG LLP.

99.1 Audited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005 and the related combined statements of operations, cash flows, and shareholders’ equity and comprehensive income for the year then ended.

99.2 The unaudited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of September 30, 2006 and the related unaudited combined statements of operations and cash flows for the thirty-nine week periods ended September 30, 2006 and October 31, 2005, and the combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005.

99.3 Unaudited pro forma condensed consolidated financial statements of Snap-on Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED
Date: January 9, 2007	By: /s/ Martin M. Ellen
Martin M. Ellen, Senior Vice President - Finance and
Chief Financial Officer

SNAP-ON INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

2.1	Stock and Asset Purchase Agreement, dated as of October 20, 2006, by and between Snap-on Incorporated and ProQuest Company (incorporated by reference to Exhibit 10.1 of Snap-on’s Form 8-K dated October 20, 2006 (Commission File No. 1-7724)).

2.2	Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of November 1, 2006, by and between ProQuest Company and Snap-on Incorporated (incorporated by reference to Exhibit 10.1 of Snap-on’s Form 8-K dated November 1, 2006 (Commission File No. 1-7724)).

23.1	Consent of KPMG LLP.

99.1	Audited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005 and the related combined statements of operations, cash flows, and shareholders’ equity and comprehensive income for the year then ended.

99.2	The unaudited combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of September 30, 2006 and the related unaudited combined statements of operations and cash flows for the thirty-nine week periods ended September 30, 2006 and October 31, 2005, and the combined balance sheet of ProQuest Business Solutions Inc. and Related Entities as of December 31, 2005.

99.3	Unaudited pro forma condensed consolidated financial statements of Snap-on Incorporated.

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